Exhibit 10.14

Execution Version

SECOND AMENDMENT AND WAIVER TO ASSET PURCHASE AGREEMENT

THIS SECOND AMENDMENT AND WAIVER TO ASSET PURCHASE AGREEMENT, dated as of June 11, 2023 (this “Amendment and Waiver”), is being entered into by and among Full Glass Wine Co., LLC, a Delaware limited liability company (“Holdco”), Full Glass - Winc, LLC, a Delaware limited liability company (“Buyer”), Project Crush Acquisition Corp LLC, a Delaware limited liability company (“PCA”) and Project Crush DTC Sub, LLC, a California limited liability company (“DTC”, and together with Parent and PCA, each a “Seller” and, collectively, “Sellers”) and AMASS Brands Inc., a Delaware corporation (“Parent”). Each of Buyer, DTC, PCA and Parent are sometimes referred to herein as a “Party” or collectively, the “Parties.” Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings given to them in the Purchase Agreement (as defined below).

RECITALS

A.            The Parties are party to that certain Asset Purchase Agreement, dated as of June 11, 2022, as amended on June 21, 2023 (the “Purchase Agreement”), pursuant to which Buyer is purchasing and acquiring from the Sellers, and the Sellers are selling, conveying, assigning, transferring and delivering to Buyer, the Transferred Assets and Assumed Liabilities of Sellers in the manner and subject to the terms and conditions set forth therein.

B.            Pursuant to Section 1.1(a)(i) and Section 1.1(a)(viii) of the Purchase Agreement, the Sellers have agreed to cause BWSC to sell, transfer, convey, assign and deliver to Buyer all of BWSC’s rights, title and interest of every kind and nature in the Inventory and Assumed Contracts pursuant to the Bill of Sale and Assignment and Assumption Agreements.

C.            Pursuant to Section 12.7 of the Purchase Agreement, the Purchase Agreement may not be amended, and any provision of the Purchase Agreement may not be waived, except in writing executed by each Party.

D.            The Parties desire to amend the Purchase Agreement and Buyer desires to waive certain closing conditions set forth in Article IX of the Purchase Agreement, in each case as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, and the mutual covenants and agreements set forth herein, the Parties agree as set forth below.

1.           Amendments to Purchase Agreement.

(a)        Schedule 1.1(a)(v). Schedule 1.1(a)(v) of the Purchase Agreement is amended and restated in its entirety as set forth on Schedule 1.1(a)(v) of Attachment A hereto.

(b)        Schedule 1.1(a)(viii). Schedule 1.1(a)(viii) of the Purchase Agreement is amended and restated in its entirety as set forth on Schedule 1.1(a)(viii) of Attachment A hereto.

(c)        Section 6.22 Section 6.22 of the Purchase Agreement is hereby replaced with a new Section 6.22 as follows:

Section 6.22. BR Purchase. The Transferred Assets being transferred to Buyer by BWSC pursuant to this Agreement and the Bill of Sale were and are “Transferred Assets” as defined in and pursuant to that certain Second Amended and Restated Asset Purchase Agreement by and between PCA. Winc. Inc.. Winc Lost Poet. LLC, and BWSC. dated as of January 17. 2023. associated with the BR Purchase, or are inventory which has been produced by BWSC on behalf of the Sellers following the BR Purchase Date. All '‘Cure Costs” (as defined in that certain Second Amended and Restated Asset Purchase Agreement by and between PCA. Winc, Inc., Winc Lost Poet. LLC. and BWSC. dated as of January 17, 2023. associated with the BR Purchase) related to any Transferred Asset have been paid by Sellers to the applicable contract counterparty upon or before assignment of the Transferred Assets to Buyer.

(d)        Section 6.23. A new Section 6.23 of the Purchase Agreement is hereby created as follows:

Section 6.23. No Other Representations. Sellers acknowledge that Buyer has not made any representations or warranties regarding the subject matter of this Agreement and the Transaction, express or implied, except as contained in Article V. Sellers acknowledge and agree that in entering into this Agreement they have not relied and are not relying on any other representations, warranties or other statements of Buyer, whether written or oral, other than those contained in Article V.

For the avoidance of doubt, Contracts listed in red stricken text (e.g. “       ”) on Attachment A shall be deemed deleted from the applicable Schedule of the Purchase Agreement and Entities and Trademarks listed in blue text (e.g. “Contract B”) shall be deemed added to the applicable Schedule of the Purchase Agreement.

2.           Consent and Waiver. Subject to the remainder of this Section. Buyer consents to the waiver of the requirement to obtain BWSC's signature to the Bill of Sale and Assignment and Assumption Agreement as of the Closing, pursuant to Section 9.2 and 9.9(a) of the Purchase Agreement. The Parties agree that Sellers shall obtain and deliver such signature on a post-closing basis by July 7. 2023. Without waiving its rights to indemnification below with respect to such matters. Buyer hereby also acknowledges that its receipt of good and marketable title to the Transferred Assets to be delivered by BWSC will be adversely affected until such time when BWSC’s signatures to the Bill of Sale and Assignment and Assumption Agreement are received. Sellers agree that they will and shall indemnify the Buyer Indemnified Parties from, against and in respect of any and all Damages paid, sustained or incurred by the Buyer Indemnified Parties resulting from, attributable to. or arising out of the failure to obtain BWSC's signature to the Bill of Sale and Assignment and Assumption Agreement as of the Closing. Sellers further agree to adjust payment dates (and waive payment default penalties an remedies) under the Senior Note if and to the extent the foregoing failure delays Buyer’s ability to obtain financing for its inventory and use such proceeds to make payments under the Senior Note.

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3.           Estimated Amounts. Pursuant to Section 2.2(c)(i) of the Purchase Agreement, Sellers provide the following Estimated Amounts to the Buyer: (A) $350,000, (B) $0, (C), $0, and (D), $0.

4.           Effect on Other Provisions. This Amendment and Waiver shall constitute and shall be interpreted as a written amendment and waiver to the Purchase Agreement, which shall amend the Purchase Agreement in accordance with Section 12.7 of the Purchase Agreement. In the event of a conflict between the terms of the Purchase Agreement and this Amendment and Waiver, the terms of this Amendment and Waiver shall control. Except as otherwise amended, waived or consented to by this Amendment and Waiver, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

5.           Counterparts. This Amendment and Waiver may be executed in several counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement. This Amendment and Waiver may be executed by .PDF or by other means of electronic signature (including DocuSign), and the exchange of a fully executed agreement (in counterparts or otherwise) by electronic means in .PDF format shall in each case create a valid and binding obligation of the Party executing the same.

6.           Severability. In the event that any provision of this Amendment and Waiver, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Amendment and Waiver, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, will not be affected and will continue to be valid and enforceable to the fullest extent permitted by law.

7.           Amendments. This Amendment and Waiver may not be amended, modified, altered or supplemented except by means of a written instrument executed on behalf of the Parties.

8.           Binding on Assigns. This Amendment and Waiver shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

9.           Miscellaneous. Sections 12.1, 12.3, 12.4, 12.11, 12.12, and 12.14 of the Purchase Agreement shall apply to this Amendment and Waiver mutatis mutandis.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have caused this Amendment and Waiver to be executed as of the day and year first above written.

PROJECT CRUSH ACQUISITION CORP LLC

By:	AMASS Brands Inc., its sole member

By:	/s/ Mark T. Lynn
Name:	Mark T. Lynn
Title:	Chief Executive Officer

PROJECT CRUSH DTC SUB LLC

By:	AMASS Brands Inc., its sole member

By:.	/s/ Mark T. Lynn
Name:	Mark T. Lynn
Title:	Chief Executive Officer

AMASS BRANDS INC.

By:.	/s/ Mark T. Lynn
Name:	Mark T. Lynn
Title:	Chief Executive Officer

Signature Page to Second Amendment and Waiver to Asset Purchase Agreement

IN WITNESS WHEREOF, the Parties have caused this Amendment and Waiver to be executed as of the day and year first above written.

FULL GLASS - WINC, LLC

By:	/s/ Louis Amoroso
Name:	Louis Amoroso
Title:	Chairman

FULL GLASS WINE CO., LLC

By:	/s/ Louis Amoroso
Name:	Louis Amoroso
Title:	Chairman

Signature Page to Second Amendment and Waiver to Asset Purchase Agreement

Attachment A

[See attached]

Signature Page to Second Amendment and Waiver to Asset Purchase Agreement

Schedule 1.1(a)(v)

Transferred Trademarks

Country	Debtor	Trademark	Status	App. No./Reg. No.	Class / Goods
United States of America	Winc, Inc.	#TBT	Registered	4785880	33 Wine
United States of America	Winc, Inc.	ALMA LIBRE	Registered	4828877	33 Wine
United States of America	Winc, Inc.	ATAVIST	Registered	4828858	33 Wine
United States of America	Winc, Inc.	AU-DELA	Registered	4985275	33 Wine
United States of America	Winc, Inc.	BIG BEAT	Registered	4796870	33 Wine
United States of America	Winc, Inc.	BOKETTO	Pending	88722219	33 Sake
United States of America	Winc, Inc.	Brethren of the Road	Registered	4689816	33 Wine
United States of America	Winc, Inc.	CASA DE LILA	Pending*	90897917	33 Wine
United States of America	Winc, Inc.	CHOMMIE	Registered	4988821	33 Wine
United States of America	Winc, Inc.	DÉCLASSÉ	Registered	5073314	33 Wine
United States of America	Winc, Inc.	DIVINER	Registered	5347935	33 Wine
United States of America	Winc, Inc.	ENDGAME	Registered	4864507	33 Wine
United States of America	Winc, Inc.	FINKE'S WIDOW	Registered	5197280	33 Wine
United States of America	Winc, Inc.	FOG LAND	Registered	4814764	33 Wine
United States of America	Winc, Inc.	FORMA DE VIDA	Pending*	97461706	33 Wine
United States of America	Winc, Inc.	FUNK ZONE	Registered	4733318	33 Wine

Country	Debtor	Trademark	Status	App. No./Reg. No.	Class / Goods
United States of America	Winc, Inc.	GOLDEN CHILD	Registered	6640189	33 Wine
United States of America	Winc, Inc.	HONEY BEAST	Registered	5142393	33 Wine
United States of America	Winc, Inc.	HOUSE OF LUCK	Registered	6599173	33 Sake
United States of America	Winc, Inc.	IDEE FIXE	Registered	4842289	33 Wine
United States of America	Winc, Inc.	IF A TREE FALLS	Registered	5004566	33 Wine
United States of America	Winc, Inc.	KIN + COUNTRY	Registered	4765964	33 Wine
United States of America	Winc, Inc.	LA MULETA	Registered	4864499	33 Wine
United States of America	Winc, Inc.	L'ATELIER DU SUD	Registered	4753309	33 Wine
United States of America	Winc, Inc.	LAUGHING OWL	Registered	4864511	33 Wine
United States of America	Winc, Inc.	LE FERMIER	Pending	97329797	33 Wine
United States of America	Winc, Inc.	LIGHT & SPACE	Registered	6009175	33 Wine
United States of America	Winc, Inc.	LIKELIHOOD OF CONFUSION	Registered	4988823	33 Wine
United States of America	Winc, Inc.	LOVES ME NOT	Registered	5293657	33 Wine
United States of America	Winc, Inc.	MATCHLOCK	Registered	5417171	33 Wine
United States of America	Winc, Inc.	OBJET D'ART	Registered	5166174	33 Wine
United States of America	Winc, Inc.	ONE FROM THE QUIVER	Pending*	90870209	33 Wine
United States of America	Winc, Inc.	PRETTY YOUNG THING	Registered	4762003	33 Wine
United States of America	Winc, Inc.	PRISMUS	Registered	4761999	33 Wine

Country	Debtor	Trademark	Status	App. No./Reg. No.	Class / Goods
United States of America	Winc, Inc.	QTY	Registered	5197235	33 Wine
United States of America	Winc, Inc.	RESTLESS EARTH	Registered	5197040	33 Wine
United States of America	Winc, Inc.	ROME OF THE NORTH	Registered	6840849	33 Wine
United States of America	Winc, Inc.	RUZA	Registered	4814797	33 Wine
United States of America	Winc, Inc.	SALIENT	Registered	4746631	33 Wine
United States of America	Winc, Inc.	SO THIS HAPPENED...	Registered	4733319	33 Wine
United States of America	Winc, Inc.	SUPERCLUSTER	Registered	4762004	33 Wine
United States of America	Winc, Inc.	THE BLUFFER	Registered	4924159	33 Wine
United States of America	Winc, Inc.	THE INDEPENDENT	Registered	4825091	33 Wine
United States of America	Winc, Inc.	VILLE BASSE	Registered	4711882	33 Wine
United States of America	Winc, Inc.	WINC	Registered	5143508	45 Preparation of customized gift sets
United States of America	Winc, Inc.	WINC	Registered	5086799	35 Online store and retail store services featuring wine; administering a wine club by means of providing select wines for members to purchase and arranging periodic shipments of wines to club members
United States of America	Winc, Inc.	ZWICKER	Registered	4878574	33 Wine
United States of America	Winc, Inc.	CLUB W	Registered	4176945	35 On-line retail store services featuring wine
39 Wine club services featuring periodic shipments of wine to members
					43 Providing a web site where users can post ratings, reviews and recommendations on wines for wine appreciation purposes

Country	Debtor	Trademark	Status	App. No./Reg. No.	Class / Goods
United States of America	Winc, Inc.		Pending*	97029528	32 Non-alcoholic beverages containing fruit juices
United States of America	Winc, Inc.		Registered	6754306

33 Wine, sake

35 Online retail store services featuring wine; retail store services featuring wine; administering a wine club by means of providing select wines for members to purchase and arranging periodic shipments of wines to club members

* Marks labeled with an asterisk are not currently in use and may be revived by filing a petition to revive and required extension of time.

Any trademark rights associated with the following brands:

•	Cape Route

•	Diviner

•	Easy Peasy Lemon Squeezy

•	Emu in the Sky

•	Far + Wide

•	Finke's

•	Invoke

•	Lucky Look

•	Mercana

•	Outer Sounds

•	Point De Passage

•	Rogue Admirals

•	Sister Snake

•	Vinyasa

•	Yé-Yé

Schedule l.l(a)(viii)

Assumed Contracts

Entity Currently
Counterparty Name	Description of Contract	Held By
Ascend by Partnerize/ Pepperjam	20230228_winc.com_Ascend Affiliate	Project Crush DTC Sub LLC
ATTENTIVE MOBILE INC	Copy of Attentive - MSA and Order Form (2021-06-01) [Executed]	AMASS Brands Inc
ATTENTIVE MOBILE INC	Copy of Attentive - Order Form (2021-10-01) [Executed]	AMASS Brands Inc
ATTENTIVE MOBILE INC	Copy of Attentive Winc 2 year LTD V3 12.22.21	AMASS Brands Inc
AWESOME OS INC	WINC - Seventh Amendment_SIGNED10012021 (1).doc	AMASS Brands Inc
BrandBass	May invoice -675013A5-0003.pdf	Project Crush DTC Sub LLC
CLOUDFLARE INC	CI_183621_5222023143944.pdf	AMASS Brands Inc
DOMO INC	W Club Domo renewal - 3yr with 15B rows.pdf	AMASS Brands Inc
FIVETRAN INC	Order_Form_(Amass_and_Fivetran) (1).pdf	AMASS Brands Inc
IDOLOGY INC	ENTERPRISE APPLICATION & MASTER SERVICE AGREEMENT DTD 6/2/2020	AMASS Brands Inc
Oracle Responsys	Oracle Responsys - Renewal (2022-2024) (2).pdf	AMASS Brands Inc
Steven Bero	Steven AMASS Winc_Consulting- sabero13 gmail.com	Project Crush DTC Sub LLC
TABLEAU SOFTWARE LLC	3/2023 - 3/2024 Contract: Q- 06764896 from salesforcecom.pdf	AMASS Brands Inc
Tech Bay Leaf	TBL_Contract - AMASS.pdf	Project Crush DTC Sub LLC
AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.	AMERICAN EXPRESS CARD ACCEPTANCE AGREEMENT DTD 10/2022	BWSC
UPCURVE CLOUD	PRP-245436 (1).pdf	AMASS Brands Inc
ZENDESK INC	Bill INV09556760 INV09556760 686121 02152023 (2)	AMASS Brands Inc
Azure (SoftwareOne)	Invoice Detail - US-PSI-1341540 2023-05-30.pdf	AMASS Brands Inc
VisualStudios (SoftwareOne)	US-QUO-1097488.pdf	AMASS Brands Inc
Twilio	2023-5-Twilio-receipt.pdf	AMASS Brands Inc
Snowflake	Usage - 2001_61 ebcbdf-9405-485e-a7a2- 8eab57af6a8f 149208.pdf	AMASS Brands Inc
Medillia	Invoice-INV-042151	AMASS Brands Inc
Figma	Invoice-DBD72BF6-0027.pdf	N/A
Lingo	Invoice_Lingo_May	AMASS Brands Inc
Rebrandly	Invoice_Rebrandly_May	N/A
Jasper	Jasper_Yearly.png	N/A
Zendesk Talk	Zendesk - Invoice (2018-02-28)	N/A
GitHub	github-ClubW-receipt-2023-05-30	N/A
RayGun	5024298663.pdf	N/A
PaperTrail	5q5gxc7x (1).pdf	N/A
1 Password	1 Password for Winc.pdf	AMASS Brands Inc
AWS	Invoice_1216488929.pdf	AMASS Brands Inc

Counterparty Name	Description of Contract	Entity Currently Held By
DigitalOcean	DigitalOcean Invoice 2023 Apr (2795876-457106562) (l).pdf	N/A
Atlassian (Jira/Confluence)	Atlassian_Invoice_IN-000-217-532-1 .pdf	N/A
Email on Acid	2023_01_30_EmailonAcid.pdf	N/A

The Contracts for the Social Media Accounts set forth on Section 6.12(a) of the Disclosure Schedule